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                                                                EXHIBIT 23.3


                               ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 10, 1998 included in American Real Estate Investment Corporation's Form 10-K for the year ended December 31, 1997 (and to all references to our Firm) included in this Registration Statement on Form S-3 of American Real Estate Investment Corporation.


                                              /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.
  November 17, 1998